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Supplement Dated November 20, 2018

to Prospectus Dated May 1, 2018

This Supplement is intended to advise you of proposed changes to the Wilshire Variable Insurance Trust’s 2015 Fund, 2025 Fund, and 2035 Fund, each of which are a Portfolio in which a Subaccount may invest under your Contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. Unless otherwise indicated, terms used in this Supplement have the same meaning as in your Contract prospectus.

Proposed Mergers

The Board of Trustees of the Wilshire Variable Insurance Trust has approved the mergers of the 2015 Fund, 2025 Fund, and 2035 Fund (the “Acquired Funds”) into the Wilshire VIT Global Allocation Fund (the “Global Allocation Fund”). Each of these mergers is subject to shareholder approval.

A prospectus/proxy statement regarding the proposal to merge the Acquired Funds into the Global Allocation Fund will be mailed during the fourth quarter of 2018. If approved, each merger would occur on or about December 7, 2018 or as soon as reasonably practicable after shareholder approval is obtained.

Effective on or about December 4, 2018 shares of the Acquired Funds will no longer be offered to new shareholders.

Changes Resulting From the Mergers Relevant to Your Contract

On the effective date of the mergers (the “Closing Date”), a subaccount investing in the Global Allocation Fund (the “Global Allocation Fund Subaccount”) will replace the subaccounts investing in the Acquired Funds (the “Acquired Fund Subaccounts”) as an investment option under your Contract.

On the Closing Date, all amounts invested in the Acquired Fund Subaccounts will be invested in the Global Allocation Fund Subaccount.

Any elections you have made regarding future transfers to or from the Acquired Fund Subaccounts will also be affected as follows:

•

If you have elected to transfer amounts under dollar cost averaging, portfolio rebalancing, or interest sweep programs to any of the Acquired Fund Subaccounts, then on and after the Closing Date any portion of such transfers that you previously allocated to an Acquired Fund Subaccount will be allocated instead to the Global Allocation Fund Subaccount.

•

If you have elected to withdraw amounts under the systematic withdrawal program from any of the Acquired Fund Subaccounts, then on and after the Closing Date those withdrawal allocations will instead be made from the Global Allocation Fund Subaccount.

No action is required on your part unless you prefer not to invest in the Global Allocation Fund Subaccount according to the procedures listed above. If you wish to make any transfers, make any new allocations or change your systematic withdrawal request in view of the proposed mergers, instructions are provided below.

Transfers from Acquired Fund and Global Allocation Fund Subaccounts

If you currently have Account Value allocated to an Acquired Fund Subaccount, then you should consider transferring such Account Value to any of the other subaccounts available as investment options under your Contract or to the Fixed Account. Directions for making such transfers are set forth at the end of this Supplement. More information on transfers can be found in the section of your Contract prospectus entitled “Transfers.”

There will be no charges, fees, penalties, or restrictions for transfers:

•	from the Acquired Fund Subaccounts made on or after the date of this Supplement or

•	from the Global Allocation Fund Subaccount to other available investment options made within 90 days of the Closing Date.

In addition, such transfers will not be treated as a transfer for purposes of the transfer fee described in the Charges and Deductions section of your Contract prospectus or as a transfer event for purposes of the trading restrictions we impose in connection with disruptive trading, market timing and frequent transfers as described in Appendix B to your Contract prospectus.

Providing New Automatic Transfer Program Instructions

If you participate in the dollar cost averaging, portfolio rebalancing, or interest sweep programs with allocations to one or more of the Acquired Fund Subaccounts, and/or currently invest in or have designated future allocations to one or more of the Acquired Fund Subaccounts, then you may wish to consider providing new allocation instructions to us at our administrative office. Directions for providing new allocation instructions are set forth at the end of this Supplement. More information on the dollar cost averaging, portfolio rebalancing, and interest sweep programs can be found in the section of your Contract prospectus under “Automatic Transfer Programs”.

Providing New Systematic Withdrawal Program Instructions

If you participate in the systematic withdrawal program and have requested withdrawals be taken from one or more of the Acquired Fund Subaccounts, then you may wish to consider providing new instructions to us at our administrative office. Directions for providing new instructions are set forth at the end of this Supplement. More information on the systematic withdrawal program can be found in the section of your Contract prospectus under “Systematic Withdrawal”.

Directions for Making Transfer and Allocation Requests

You may make a transfer by telephone at 1-800-789-6771, or via facsimile at 513-768-5115, or over the Internet through the Company’s web site at www.gaig.com, between 9:30 a.m. and 4:00 p.m. You may change your allocations under dollar cost averaging, rebalancing, or interest sweep programs, or request withdrawals from a specific subaccount under the systematic withdrawal program by telephone at 1-800-789-6771, by mail at P.O. Box 5423, Cincinnati, OH 45201-5423, or by facsimile at 513-768-5115. Please note that we cannot process your transfer, allocation or withdrawal requests until we have received your instructions in good order at our administrative office.

You should carefully consider the investment objectives, charges, expenses and risks of any subaccount to which you allocate. You can find more detailed information about the underlying mutual funds available as investment options under your Contract in the current prospectuses for those underlying mutual funds. You may obtain those prospectuses by contacting us at P.O. Box 5423, Cincinnati, Ohio 45201-4523, call us at 1-800-789-6771, or go to our website at www.gaig.com/annuities/pages/variable-compliance-docs.aspx.

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If you have any questions regarding this Supplement, please contact the registered representative who sold you your Contract, write to our administrative office at P.O. Box 5423, Cincinnati, OH 45201-5423, or call our administrative office at 1-800-789-6771.

Please retain this Supplement for future reference.